                                                                    EXECUTION


==========================================================================




         Lehman Capital, A Division of Lehman Brothers Holdings Inc.,



                                            the "Purchaser"

                                     and

                                Chemical Bank,



                                              the "Company"






           -------------------------------------------------------

            MORTGAGE LOAN SALE, WARRANTIES AND SERVICING AGREEMENT

                           Dated as of May 1, 1996


           -------------------------------------------------------





              Conventional Residential Fixed Rate Mortgage Loans




==========================================================================

                              TABLE OF CONTENTS
Section                                                                  Page

                                  ARTICLE I

                                 DEFINITIONS

1.01.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                  ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;  POSSESSION OF MORTGAGE FILES;
                   BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

2.01.     Conveyance of Mortgage Loans; Possession of
          Mortgage Files; Maintenance of Servicing Files  . . . . . . . .  14
2.02.     Books and Records; Transfers of Mortgage Loans  . . . . . . . .  15
2.03.     Delivery of Documents . . . . . . . . . . . . . . . . . . . . .  16

                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES:
                             REMEDIES AND BREACH

3.01.     Company Representations and Warranties  . . . . . . . . . . . .  16
3.02.     Representations and Warranties Regarding
          Individual Mortgage Loans . . . . . . . . . . . . . . . . . . .  20
3.03.     Remedies for Breach of Representations
          and Warranties  . . . . . . . . . . . . . . . . . . . . . . . .  31

                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

4.01.     Company to Act as Servicer  . . . . . . . . . . . . . . . . . .  33
4.02.     Liquidation of Mortgage Loans . . . . . . . . . . . . . . . . .  36
4.03.     Collection of Mortgage Loan Payments  . . . . . . . . . . . . .  36
4.04.     Establishment of and Deposits
          to Custodial Account  . . . . . . . . . . . . . . . . . . . . .  37
4.05.     Permitted Withdrawals From Custodial Account  . . . . . . . . .  39
4.06.     Establishment of and Deposits to Escrow Account . . . . . . . .  40
4.07.     Permitted Withdrawals From Escrow Account . . . . . . . . . . .  41
4.08.     Payment of Taxes, Insurance and Other Charges . . . . . . . . .  42
4.09.     Protection of Accounts  . . . . . . . . . . . . . . . . . . . .  42
4.10.     Maintenance of Hazard Insurance . . . . . . . . . . . . . . . .  42
4.11.     Maintenance of Mortgage Impairment Insurance  . . . . . . . . .  43
4.12.     Maintenance of Fidelity Bond and Errors
          and Omissions Insurance . . . . . . . . . . . . . . . . . . . .  44
4.13.     Inspections . . . . . . . . . . . . . . . . . . . . . . . . . .  45
4.14.     Restoration of Mortgaged Property . . . . . . . . . . . . . . .  45

4.15.     Maintenance of Primary Mortgage Insurance; Claims . . . . . . .  45
4.16.     Title Management and Disposition of REO Property  . . . . . . .  46
4.17.     Real Estate Owned Reports . . . . . . . . . . . . . . . . . . .  49
4.18.     Liquidation Reports . . . . . . . . . . . . . . . . . . . . . .  49
4.19.     Reports of Foreclosures and Abandonments
          of Mortgaged Property . . . . . . . . . . . . . . . . . . . . .  49

                                  ARTICLE V

                            PAYMENTS TO PURCHASER . . . . . . . . . . . .  49
5.01.     Remittances . . . . . . . . . . . . . . . . . . . . . . . . . .  49
5.02.     Statements to Purchaser . . . . . . . . . . . . . . . . . . . .  50
5.03.     Monthly Advances by Company . . . . . . . . . . . . . . . . . .  51

                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES

6.01.     Transfers of Mortgaged Property.  . . . . . . . . . . . . . . .  51
6.02.     Satisfaction of Mortgages and Release of
          Mortgage Files  . . . . . . . . . . . . . . . . . . . . . . . .  52
6.03.     Servicing Compensation  . . . . . . . . . . . . . . . . . . . .  53
6.04.     Annual Statement as to Compliance . . . . . . . . . . . . . . .  53
6.05.     Annual Independent Public Accountants'
          Servicing Report  . . . . . . . . . . . . . . . . . . . . . . .  53
6.06.     Right to Examine Company Records  . . . . . . . . . . . . . . .  54

                                 ARTICLE VII

                             COMPANY TO COOPERATE

7.01.     Provision of Information  . . . . . . . . . . . . . . . . . . .  54
7.02.     Financial Statements; Servicing Facility  . . . . . . . . . . .  54

                                 ARTICLE VIII

                                 THE COMPANY

8.01.     Indemnification; Third Party Claims.  . . . . . . . . . . . . .  56
8.02.     Merger or Consolidation of the Company  . . . . . . . . . . . .  56
8.03.     Limitation on Liability of Company and Others . . . . . . . . .  57
8.04.     Limitation on Resignation and Assignment
          by Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                  ARTICLE IX

                                   DEFAULT

9.01.     Events of Default.  . . . . . . . . . . . . . . . . . . . . . .  59
9.02.     Waiver of Defaults  . . . . . . . . . . . . . . . . . . . . . .  61

                                  ARTICLE X

                                 TERMINATION

10.01.    Termination.  . . . . . . . . . . . . . . . . . . . . . . . . .  62

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

11.01.    Successor to Company. . . . . . . . . . . . . . . . . . . . . .  62
11.02.    Amendment.  . . . . . . . . . . . . . . . . . . . . . . . . . .  63
11.03.    GOVERNING LAW.  . . . . . . . . . . . . . . . . . . . . . . . .  64
11.04.    Duration of Agreement.  . . . . . . . . . . . . . . . . . . . .  64
11.05.    Notices.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
11.06.    Severability of Provisions. . . . . . . . . . . . . . . . . . .  65
11.07.    Relationship of Parties.  . . . . . . . . . . . . . . . . . . .  65
11.08.    Execution; Successors and Assigns.  . . . . . . . . . . . . . .  65
11.09.    Recordation of Assignments of Mortgage  . . . . . . . . . . . .  66
11.10.    Assignment by Purchaser.  . . . . . . . . . . . . . . . . . . .  66
11.11.    No Solicitation.  . . . . . . . . . . . . . . . . . . . . . . .  66
11.12.    Reconstitution  . . . . . . . . . . . . . . . . . . . . . . . .  66
11.13.    Optional Repurchase . . . . . . . . . . . . . . . . . . . . . .  67

     EXHIBITS

EXHIBIT A           MORTGAGE LOAN SCHEDULE
EXHIBIT B           (Reserved)
EXHIBIT C-1         MORTGAGE LOAN DOCUMENTS
EXHIBIT C-2         FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT D-1         CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT D-2         CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT E-1         ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-2         ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT F           MONTHLY REMITTANCE ADVICE
EXHIBIT G           MONTHLY ELECTRONIC DATA TRANSMISSION
EXHIBIT H           FORM OF OFFICER'S CERTIFICATE FOR
                         FOR NONRECOVERABLE ADVANCES
EXHIBIT I           FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT
EXHIBIT J           CERTIFICATE REGARDING REPRESENTATIONS
                         AND WARRANTIES

SCHEDULE I          SCHEDULE OF LOST NOTES

     This is a Seller's Warranties and Servicing Agreement (the "Agreement") for conventional fixed rate residential first mortgage loans, dated and effective as of May 1, 1996, and is executed between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as purchaser (the "Purchaser"), and Chemical Bank, as seller and servicer (together with its successors in interest or permitted assigns, the "Company").

                             W I T N E S S E T H

     WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain conventional, fixed rate, first lien mortgage loans (the "Mortgage Loans") which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of payments due on or before such date, of $200,723,973.60;

     WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A;

     WHEREAS, the Purchaser and the Company have agreed that the Purchaser will assign all of its rights and delegate all of its obligations hereunder to the Depositor (as defined herein) which in turn will assign all of its rights and delegate all of its obligations (except as otherwise specified herein) hereunder to the Trustee (as defined herein) under the Trust Agreement (as defined herein), and that each reference herein to the Purchaser is intended, unless otherwise specified, to mean Lehman Capital or the Trustee, as assignee, whichever is the holder of the Mortgage Loans from time to time; and

     WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                  ARTICLE I

                                 DEFINITIONS
                                -----------
     Section 1.01.  Definitions.  Whenever used herein, the following
                    -----------
words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accepted Servicing Practices:  With respect to any Mortgage Loan,
     ----------------------------
those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

     Agreement:  This Mortgage Loan Sale, Warranties and Servicing
     ---------
Agreement and all amendments hereof and supplements hereto.

     ALTA:  The American Land Title Association, or any successor thereto.
     ----

     Appraised Value:  With respect to any Mortgage Loan, the amount set
     ---------------
forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

     Assignment of Mortgage:  An assignment of the Mortgage, notice of
     ----------------------
transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

     BIF:  The Bank Insurance Fund, or any successor thereto.
     ---

     Blanket Mortgage:  The mortgage or mortgages encumbering a
     ----------------
Cooperative Property.

     Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a
     ------------
day on which banking and savings and loan institutions in the State of New York or the State of Ohio are authorized or obligated by law or executive order to be closed.

     Certificates:  Any or all of the Certificates issued pursuant to the
     ------------
Trust Agreement.

     Closing Date:  May 21, 1996.
     ------------

     Code:  The Internal Revenue Code of 1986, as it may be amended from
     ----
time to time or any successor statute thereto, and applicable U.S. Treasury Department regulations issued pursuant thereto.

     Company:  Chemical Bank, a New York banking corporation, or its
     -------
successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

     Condemnation Proceeds:  All awards or settlements in respect of a
     ---------------------
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

     Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares
     ----------------
and a Proprietary Lease.

     Cooperative Property:  The real property and improvements owned by
     --------------------
the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.
     Cooperative Shares:  Shares issued by a Cooperative Corporation.
     ------------------

     Cooperative Unit:  A single family dwelling located in a Cooperative
     ----------------
Property.

     Custodial Account:  The separate account or accounts created and
     -----------------
maintained pursuant to Section 4.04.

     Cut-off Date:  May 1, 1996.
     ------------

     Deleted Mortgage Loan:  A Mortgage Loan that is repurchased by the
     ---------------------
Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with one or more Qualifying Substitute Mortgage Loans.

     Depositor:  Structured Asset Securities Corporation, a Delaware
     ---------
corporation, or its successors in interest or assigns.

     Determination Date:  The 15th day (or if such 15th day is not a
     ------------------
Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

     Distribution Date:  The 25th day of each month, or if such day is not
     -----------------
a Business Day, the next succeeding Business Day, commencing in June 1996.

     Due Date:  The day of the month on which the Monthly Payment is due
     --------
on a Mortgage Loan, exclusive of any days of grace. The Due Date for all of the Mortgage Loans is the first day of each month.

     Due Period:  With respect to each Remittance Date, the period
     ----------
commencing on the second day of the month preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

     Eligible Investments:  Any one or more of the following obligations
     --------------------
or securities:

          (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

         (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been assigned by each Rating Agency its highest short-term rating;

        (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation assigned by each Rating Agency its highest short-term rating;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the

     United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation to exceed 20% of the aggregate principal amount of all Eligible Investments in a Custodial Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

          (v) commercial paper (including both noninterest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) assigned by each Rating Agency its highest short-term rating;

         (vi)  a Qualified GIC;

        (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

       (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by either Rating Agency of any of the Certificates;

provided, however, that no such instrument shall be an Eligible Investment
- --------  -------
if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or
(ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and provided that any such investment will be a "permitted investment" within the meaning of Section 860G(a)(5) of the Code.

     Errors and Omissions Insurance Policy:  An errors and omissions
     -------------------------------------
insurance policy to be maintained by the Company pursuant to Section 4.12.
     Escrow Account:  The separate account or accounts created and
     --------------
maintained pursuant to Section 4.06.

     Escrow Payments:  With respect to any Mortgage Loan, the amounts
     ---------------
constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or
any   other related document.

     Excess Strip Amount:  As defined in the Trust Agreement.
     -------------------

     Event of Default:  Any one of the conditions or circumstances
     ----------------
enumerated in Section 9.01.

     FDIC:  The Federal Deposit Insurance Corporation, or any successor
     ----
thereto.

     FHLMC:  The Federal Home Loan Mortgage Corporation, or any successor
     -----
thereto.

     Fidelity Bond:  A fidelity bond to be maintained by the Company
     -------------
pursuant to Section 4.12.

     First Remittance Date:  June 18, 1996.
     ---------------------

     Fitch:  Fitch Investors Service, L.P., or any successor in interest.
     -----

     FNMA:  The Federal National Mortgage Association, or any successor
     ----
thereto.

     GNMA:  The Government National Mortgage Association, a wholly owned
     ----
corporate instrumentality of the United States Department of Housing and Urban Development.

     Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of
     ------------------
insurance policies insuring the Mortgage Loan or the related Mortgaged
Property.

     Lehman Capital:  Lehman Capital, A Division of Lehman Brothers
     --------------
Holdings Inc., or any successor in interest.

     Liquidation Proceeds:  Cash received in connection with the
     --------------------
liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

     Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the
     --------------------------
ratio of the Principal Balance of such Mortgage Loan at origination, or such other date as is specified, to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

     Maintenance:  With respect to any Cooperative Unit, the rent or fee
     -----------
paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

     Monthly Advance:  The portion of Monthly Payment delinquent with
     ---------------
respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to
Section 5.03 on the Business Day immediately preceding the related Remittance Date.

     Monthly Payment:  The scheduled monthly payment of principal and
     ---------------
interest on a Mortgage Loan.

     Monthly Remittance Advice:  The statement provided by the Company to
     -------------------------
the Purchaser on or prior to each Remittance Date pursuant to Section
5.02.

     Mortgage:  The mortgage, deed of trust or other instrument securing a
     --------
Mortgage Note, which creates a first lien on an estate in fee simple in real property securing the Mortgage Note.

     Mortgage File:  The items pertaining to a particular Mortgage Loan,
     -------------
including the items referred to in Exhibit C-1 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     Mortgage Impairment Insurance Policy:  A mortgage impairment or
     ------------------------------------
blanket hazard insurance policy as described in Section 4.11.

     Mortgage Interest Rate:  The fixed annual rate of interest borne on a
     ----------------------
Mortgage Note.

     Mortgage Loan:  An individual Mortgage Loan which is the subject of
     -------------
this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments,

Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents:  The documents listed in Exhibit C-1 hereto.
     -----------------------

     Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto
     ----------------------
as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the state code; (4) a code indicating whether the Mortgaged Property is a single family residence, 2-4 family residence, condominium unit, PUD or Cooperative Unit; (5) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (6) the Loan-to-Value Ratio at origination;
(7) the Mortgage Interest Rate; (8) the date that the first Monthly Payment was due; (9) the stated maturity date; (10) the amount of the Monthly Payment; (11) the last payment date on which a payment was actually applied to the outstanding principal balance; (12) the original principal balance of the Mortgage Loan; (13) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date, whether or not collected; (14) the Remittance Rate; and (15) an indication of whether the Mortgage Property is owner-occupied. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average remaining term to stated maturity of the Mortgage Loans.

     Mortgage Note:  The note or other evidence of the indebtedness of a
     -------------
Mortgagor secured by a Mortgage.

     Mortgaged Property:  The real property, or, in the case of a
     ------------------
Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing repayment of the debt evidenced by a Mortgage Note.

     Mortgagor:  The obligor on a Mortgage Note.
     ---------

     Net Prepayment Interest Shortfall:  As defined in the Trust
     ---------------------------------
Agreement.

     Nonrecoverable Advance:  All or any portion of any Monthly Advance
     ----------------------
previously made by the Company that, in the reasonable judgment of the Company, will not be ultimately recoverable from related Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan.

     Officer's Certificate:  A certificate signed by the Chairman of the
     ---------------------
Board or the Vice Chairman of the Board or the President or a Vice President of any designation and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

     Opinion of Counsel:  A written opinion of counsel, who may be an
     ------------------
employee of the Company, acceptable to the Purchaser.

     Person:  Any individual, corporation, partnership, limited liability
     ------
company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

     Prepayment Period:  With respect to any Remittance Date, the calendar
     -----------------
month preceding the month in which such Remittance Date occurs.

     Primary Mortgage Insurance Policy:  A policy of primary mortgage
     ---------------------------------
guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

     Prime Rate:  The prime rate announced to be in effect from time to
     ----------
time, as published in The Wall Street Journal.

     Principal Balance:  As to any Mortgage Loan, and for any Due Date and
     -----------------
the Due Period ending thereon, (i) the principal balance of such Mortgage Loan outstanding at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser (or that will be distributed on the next succeeding Remittance Date) with respect to such Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

     Principal Prepayment:  Any payment or other recovery of principal on
     --------------------
a Mortgage Loan that is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon, and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Proprietary Lease:  With respect to any Cooperative Unit, a lease or
     -----------------
occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

     PUD:  Planned unit development.
     ---

     Purchase Price and Terms Letter:  The Purchase Price and Terms Letter
     -------------------------------
from the Purchaser, as accepted and agreed to on May 2, 1996 by the Company.

     Purchaser:  Lehman Capital, or its successor in interest or any
     ---------
assignee thereof under this Agreement as herein provided, or of any such assignee.

     Qualified Depository:  Any of (i) a depository the accounts of which
     --------------------
are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A by each Rating Agency; or (iii) the Company, unless the Purchaser is notified by either Rating Agency that the designation of the Company as a Qualified Depository will result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

     Qualified GIC:  A guaranteed investment contract or surety bond
     -------------
providing for the investment of funds in a Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

          (a) be an obligation of an insurance company or other corporation whose long-term debt rating is rated by each Rating Agency in its highest rating category or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in its highest rating category;

          (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

          (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Servicer;

          (d) provide that the Servicer's interest therein shall be transferable to any successor servicer hereunder; and

          (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the related Collection Account, not later than the Business Day prior to any Remittance Date.

     Qualified Insurer:  A mortgage guaranty insurance company duly
     -----------------
authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by FNMA or FHLMC.

     Qualifying Substitute Mortgage Loan:  In the case of a Mortgage Loan
     -----------------------------------
substituted for a Deleted Mortgage Loan, a Mortgage Loan that, on the date of substitution, (i) has a Principal Balance (together with that of any other mortgage loan substituted for the same Deleted Mortgage Loan) as of the Due Date in the month in which such substitution occurs not in excess of the Principal Balance of the related Deleted Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the related Remittance Rate, to be deposited by the Company in the Custodial Account pursuant to Section 4.04), (ii) has a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the related Deleted Mortgage Loan, (iii) has a Remittance Rate not less than that of the related Deleted Mortgage Loan,
(iv) has a remaining term to stated maturity not longer than, and not more than one year shorter than, the remaining term to stated maturity of the related Deleted Mortgage Loan, (v) is, in the reasonable determination of the Purchaser, of the same type, quality and character as the related Deleted Mortgage Loan as if the defect or breach had not occurred, (vi) has a Loan-to-Value Ratio as of the date of such substitution not greater than that of the related Deleted Mortgage Loan, and (vii) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan.

     Recognition Agreement:  With respect to any Cooperative Loan, an
     ---------------------
agreement between the Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the Cooperative Property.

     Record Date:  The close of business of the last Business Day of the
     -----------
month preceding the month of the related Remittance Date.

     REMIC:  A "real estate mortgage investment conduit" within the
     -----
meaning of Section 860D of the Code.

     REMIC Provisions:  The provisions of the federal income tax law
     ----------------
relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

     Remittance Date:  The 18th day (or if such 18th day is not a Business
     ---------------
Day, the first Business Day immediately following such day) of any month, beginning with the First Remittance Date.

     Remittance Rate:  With respect to each Mortgage Loan, the annual rate
     ---------------
of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate for such Mortgage Loan minus the Servicing Fee Rate.

     REO Disposition:  The final sale by the Company of any REO Property.
     ---------------

     REO Disposition Proceeds:  All amounts received with respect to an
     ------------------------
REO Disposition pursuant to Section 4.16.

     REO Property:  A Mortgaged Property acquired by the Company on behalf
     ------------
of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

     Repurchase Price:  With respect to any Mortgage Loan, a price equal
     ----------------
to (i) the Principal Balance of such Mortgage Loan plus (ii) interest on such Principal Balance at the Remittance Rate from the date to which interest has last been paid (to the extent distributed to the Purchaser) to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

     S&P:  Standard & Poor's Rating Services, a division of the McGraw
     ---
Hill Companies, Inc., or any successor in interest.

     SAIF:  The Savings Association Insurance Fund, or any successor
     ----
thereto.

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Security Agreement:  With respect to any Cooperative Loan, the
     ------------------
agreement between the owner of the related Cooperative Shares and the Originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

     Servicing Advances:  All customary, reasonable and necessary "out of
     ------------------
pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and
(d) compliance with the obligations under Sections 4.02 and 4.08.

     Servicing Fee:  With respect to each Mortgage Loan, the amount of the
     -------------
annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal balance and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by
Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

     Servicing Fee Rate:  0.25% per annum.
     ------------------

     Servicing File:  With respect to each Mortgage Loan, the file
     --------------
retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed in Exhibit C-1 the originals of which are delivered to the Purchaser pursuant to Section 2.03.

     Servicing Officer:  Any officer of the Company involved in or
     -----------------
responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

     Subservicer:  Chase Manhattan Mortgage Corporation, a New Jersey
     -----------
corporation, or any successor in interest.

     Subservicing Agreement:  The agreement between the Company and the
     ----------------------
Subservicer for the subservicing of the Mortgage Loans.

     Trust:  The trust fund established by the Trust Agreement, the assets
     -----
of which primarily consist of the Mortgage Loans.

     Trust Agreement:  The Trust Agreement dated as of May 1, 1996 between
     ---------------
the Depositor and the Trustee.

     Trustee:  Norwest Bank Minnesota, N.A., as Trustee under the Trust
     -------
Agreement, or its successor in interest or assigns.

                                  ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS;  POSSESSION OF MORTGAGE FILES;
        ------------------------------------------------------------
                   BOOKS AND RECORDS; DELIVERY OF DOCUMENTS
                  ----------------------------------------

     Section 2.01.  Conveyance of Mortgage Loans; Possession of Mortgage
                    ----------------------------------------------------
Files; Maintenance of Servicing Files.  The Company, simultaneously with
- -------------------------------------
the execution and delivery of this Agreement and subject to the receipt by the Company of the purchase price for the Mortgage Loans as set forth in the Purchase Price and Terms Letter, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans. Pursuant to Section 2.03, the Company shall deliver the Mortgage Loan Documents to the Purchaser (or its designee) on or prior to the Closing Date.

     The contents of each Mortgage File not delivered to the Purchaser (or its designee) are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the Ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or Section 6.02.

     Section 2.02.  Books and Records; Transfers of Mortgage Loans.  From
                    ----------------------------------------------
and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loan, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

     The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection during normal business hours by the Purchaser, or its designee and shall deliver to the Purchaser upon reasonable notice, evidence of compliance with all federal, state and local laws, rules and regulations. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to optical imagery techniques.

     The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection during normal business hours upon reasonable notice by the Purchaser or its designee the related Servicing File during the time the Purchaser retains Ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

     The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans. The Purchaser promptly shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. Upon receipt of notice of any subsequent transfer of any Mortgage Loan, the Company shall mark its books and records to reflect the ownership of such Mortgage Loan by such subsequent transferee.

     Section 2.03.  Delivery of Documents.  The Company shall deliver and
                    ---------------------
release to the Purchaser (or its designee) on or prior to the Closing Date those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan, a list of which is attached as Exhibit C-1 hereto. Within 90 days of receipt by the Company of any notice from the Purchaser (or its designee) that any of the Mortgage Loan Documents is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Company shall cure such Material Defect or, if it does not cure such Material Defect within such period, repurchase the related Mortgage Loan at the Repurchase Price (or, to the extent provided in Section 3.03, substitute one or more Qualifying Substitute Mortgage Loans).

     The Company shall forward to the Purchaser (or its designee) original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section
4.01 or Section 6.01 within one month of their execution, provided, however, that the Company shall provide the Purchaser with a certified true copy of any such document submitted for recordation within one month of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original promptly upon receiving the same from the appropriate public recording office.


                                 ARTICLE III

                       REPRESENTATIONS AND WARRANTIES:
                      -------------------------------
                             REMEDIES AND BREACH
                            -------------------

     Section 3.01.  Company Representations and Warranties.
                    --------------------------------------

     The Company represents and warrants to the Purchaser that as of the Closing Date and as of the date of any certificate, substantially in the form of Exhibit J hereto, executed by the Company subsequent to the date hereof:

     (a)  Due Organization and Authority.  The Company is a banking
          ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of New York and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company; in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

     (b)  Ordinary Course of Business.  The consummation of the
          ---------------------------
transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

     (c)  No Conflicts.  Neither the execution and delivery of this
          ------------
Agreement, the origination or acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the other transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, conflicts with or will result in a breach of any of the terms, conditions or provisions of the Company's certificate of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default or will result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

     (d)  Ability to Service.  The Company is an approved seller/servicer
          ------------------
of conventional residential mortgage loans for FNMA or FHLMC, with the facilities, procedures, and experienced personnel necessary for the servicing, in accordance with Accepted Servicing Practices, of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for FNMA or FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA or FHLMC eligibility requirements or which would require notification to either FNMA or FHLMC;

     (e)  No Litigation Pending.  There is no action, suit, proceeding or
          ---------------------
investigation pending or, to the best of the Company's knowledge, threatened against the Company which, either in any one instance or in the aggregate, could reasonably be expected to result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

     (f)  No Consent Required.  No consent, approval, authorization or
          -------------------
order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date; provided, however, that the Company makes no representation or warranty regarding federal or state securities laws in connection with the sale or distribution of the Certificates;

     (g)  Selection Process.  The selection of the Mortgage Loans from
          -----------------
among the outstanding fixed rate one- to four-family mortgage loans in the Company's portfolio originated during the same periods of time and pursuant to the same underwriting standards as the Mortgage Loans was not made in a manner so as to affect adversely the interests of the Purchaser.

     (h)  Pool Characteristics.  With respect to all of the Mortgage Loans
          --------------------
(and, as to any percentage of the Mortgage Loans or Mortgaged Properties, with respect to the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date), (a) no more than 8.63% are secured by real property improved by two- to four-family dwellings; (b) no more than 10.83% are secured by real property improved by individual condominium units; (c) no more than 0.58% are secured by real property improved by an individual unit in a planned unit development; (d) no more than 2.48% are secured by shares in Cooperative Units; (e) at least 77.48% are secured by real property with a detached one-family residence erected thereon; (f) no more than 0.49% of the Mortgaged Properties were owner-occupied second homes; (g) no more than 1.83% of the Mortgaged Properties were investor properties; (h) at least 97.68% of the Mortgage Properties were owner-occupied primary residences; (i) no Mortgage Loans had at origination a Loan-to-Value Ratio in excess of 95.00%; (j) the weighted average Loan-to-Value Ratio with respect to all of the Mortgage Loans is not greater than 73.8% at origination; (k) no more than 15.35% of the Mortgage Loans were originated under a limited documentation program; (l) approximately 7.10% of the Mortgage Loans were "cash-out" refinances, approximately 45.4% of the Mortgage Loans were rate-term refinances and approximately 47.50% of the Mortgage Loans were purchase money mortgage loans; and (m) approximately 55.79% and approximately 25.97% of the Mortgaged Properties are located in the States of New York and Texas, respectively. The Mortgage Loans were underwritten in accordance with the Company's underwriting guidelines in effect at the time each Mortgage Loan as originated (provided that the Company may have made exceptions to its underwriting standards where there were compensating factors). Each Mortgage and Mortgage Note is a FNMA/FHLMC uniform instrument or was acceptable in form to FNMA or FHLMC as of the date of origination of the related Mortgage Loan. The minimum Mortgage Interest Rate on any Mortgage Loan is 6.625%, and the maximum Mortgage Interest Rate on any Mortgage Loan is 9.875%. No more than 4.18% of the Mortgage Loans are secured by Mortgaged Properties located in the same United States postal zip code. The Mortgage Loans have a weighted average remaining term to stated maturity of approximately 325 months.
The maximum original principal balance of any Mortgage Loan was $1,350,000, the minimum original principal balance for any Mortgage Loan was $208,000 and the average original principal balance of the Mortgage Loans was approximately $328,527;

     (i)  No Untrue Information.  The information concerning the Company
          ---------------------
and the Mortgage Loans set forth in this Agreement, including the exhibits hereto, and in any report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby is true, correct and complete in all material respects;

     (j)  Sale Treatment.  The disposition of the Mortgage Loans pursuant
          --------------
to this Agreement will be treated by the Company for financial accounting and reporting purposes as a sale of assets;

     (k)  Financial Statements.  The Company has delivered to the
          --------------------
Purchaser financial statements as to the last three complete fiscal years. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Company has delivered information as to (its affiliate's) conventional mortgage loan delinquency and foreclosure experience for the immediately preceding two-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered is true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

     (l)  No Brokers' Fees.  The Company has not dealt with any broker,
          ----------------
investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans; and

     (m)  Reasonable Servicing Fee.  The Company acknowledges and agrees
          ------------------------
that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

     (n)  Ability to Perform.  The Company does not believe, nor does it
          ------------------
have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     (o)  Fair Consideration. The consideration received by the Company
          ------------------
upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.


     Section 3.02.  Representations and Warranties Regarding Individual
                    ---------------------------------------------------
Mortgage Loans.  As to each Mortgage Loan, the Company hereby represents
- --------------
and warrants to the Purchaser that as of the

Closing Date and as of the date of any certificate, substantially in the form of Exhibit J hereto, executed by the Company subsequent to the date hereof:

     (a)  Mortgage Loans as Described.  The information set forth with
          ---------------------------
respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each such Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

     (b)  Payments Current.  All payments required to be made, up to and
          ----------------
including the Cut-Off Date, for each Mortgage Loan under the terms of the related Mortgage Note have been made, and no payment required to be made under any Mortgage Loan has been delinquent by more than thirty days more than one time within the twelve months preceding the Cut-Off Date;

     (c)  No Outstanding Charges.  There are no defaults in complying with
          ----------------------
the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item that remains unpaid and that has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

     (d)  Original Terms Unmodified.  The terms of the Mortgage Note and
          -------------------------
Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser, and with respect to which the requirements of Section 2.03 hereof have been satisfied. The substance of any such waiver, alteration or modification has been approved by the issuer of any related Primary Mortgage Insurance Policy and the title insurer, to the extent required by the related policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, from the obligations imposed by the terms of the Mortgage Note, and no Mortgaged Property has been released, in whole or in part, from the lien of the related Mortgage, except in connection with an assumption agreement approved by the issuer of any related Primary Mortgage Insurance Policy and the title insurer, to the extent required by the related policy, and which assumption agreement is part of the Mortgage Loan File and the terms of which are reflected in the Mortgage Loan Schedule;

     (e)  No Defenses.  The Mortgage Loan is not subject to any right of
          -----------
rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

     (f)  Hazard Insurance.  Pursuant to the terms of the Mortgage, all
          ----------------
buildings or other improvements upon the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) is located pursuant to insurance policies conforming to the requirements of Section 4.10. If upon origination of the Mortgage Loan, the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the guidelines of FNMA and FHLMC in effect at the time such Mortgage Loan was originated is in effect, which policy conforms to the requirements of Section 4.10. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

     (g)  Compliance with Applicable Laws.  Any and all requirements of
          -------------------------------
any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall make available upon reasonable notice for the Purchaser's inspection, and shall deliver to the Purchaser upon reasonable notice during normal business hours, evidence of compliance with all such requirements;

     (h)  No Satisfaction of Mortgage.  The Mortgage has not been
          ---------------------------
satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

     (i)  Location and Type of Mortgaged Property.  The Mortgaged Property
          ---------------------------------------
is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, or a Cooperative Unit, provided, however, that any condominium project, planned unit development or Cooperative Unit shall conform with the applicable FNMA and FHLMC requirements regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling;

     (j)  Valid First Lien.  The Mortgage evidences a valid, subsisting,
          ----------------
enforceable and perfected first lien on the related Mortgaged Property, including all improvements on the Mortgaged Property. The lien of the Mortgage is subject only to:

          (1) the lien of current real property taxes and assessments not yet due and payable, and, if the related

     Mortgaged Property is a condominium unit, any lien for common charges permitted by statute;

          (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located or specifically referred to in the lender's title insurance policy or attorney's opinion of title and abstract of title delivered to the originator of the Mortgage Loan; and

          (3) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Company has full right to sell and assign the same to the Purchaser.

     Each Cooperative Loan is secured by a valid, subsisting and enforceable perfected first lien and security interest in the related Mortgaged Property, subject only to (i) the rights of the Cooperative Corporation to collect Maintenance and assessments from the Mortgagor,
(ii) the lien of the Blanket Mortgage, if any, on the Cooperative Property and of real property taxes, water and sewer charges, rents and assessments on the Cooperative Property not yet due and payable, and (iii) other matters to which like Cooperative Units are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement or the use, enjoyment, value or marketability of the Cooperative Unit. Each original UCC financing statement, continuation statement or other governmental filing or recordation necessary to create or preserve the perfection and priority of the first priority lien and security interest in the Cooperative Shares and Proprietary Lease has been timely and properly made. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Cooperative Loan establishes a valid and subsisting perfected first lien on and security interest in the property described therein, and the Company has full right to sell and assign the same to the Purchaser.

     (k)  Validity of Mortgage Documents.  The Mortgage Note and the
          ------------------------------
Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

     (l)  Full Disbursement of Proceeds.  The Mortgage Loan has been
          -----------------------------
closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

     (m)  Ownership.  Immediately prior to the sale of each Mortgage Loan
          ---------
by the Company to the Purchaser pursuant to this Agreement, the Company is the sole owner of record and holder of the Mortgage Loan, the Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear, except as described in paragraph (j), of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

     (n)  Doing Business.  All parties that have had any interest in the
          --------------
Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
(2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

     (o)  LTV; Primary Mortgage Insurance Policy.  No Mortgage Loan has a
          --------------------------------------
LTV at origination greater than 95%. The original LTV of the Mortgage Loan either was not more than 80% or the excess over 75% is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy meeting the requirements of Section 4.15 until the LTV of such Mortgage Loan is reduced to 80%. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

     (p)  Title Insurance.  The Mortgage Loan is covered by either (i) an
          ---------------
attorney's opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the area where the Mortgaged Property is located or (ii) an ALTA mortgagee title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring, subject to the exceptions listed in paragraph (j) above, the Company, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related title insurance policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the named insured and the sole insured of such mortgagee title insurance policy, the assignment to the Purchaser of the Company's interest in such mortgagee title insurance policy does not require the consent of or notification to the insurer (or if such consent or notification is required, such consent has been received, or such notification has been given), and such mortgagee title insurance policy is in full force and effect and will be in force and effect and will inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgagee title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything that would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

     (q)  No Defaults.  There is no default, breach, violation or event of
          -----------
acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration. No foreclosure action is being threatened or commenced with respect to any Mortgage Loan;

     (r)  No Mechanics' Liens.  There are no mechanics' or similar liens
          -------------------
or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (s) Location of Improvements;  No Encroachments.  All improvements
         -------------------------------------------
located on or being part of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the related Mortgaged Property (and, if such Mortgaged Property is a condominium unit or Cooperative Shares, such improvements lie wholly within the project) and no improvements on adjoining properties encroach upon such Mortgaged Property. As of the date of origination of the Mortgage Loan, no improvement located on or being part of the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) was in violation of any applicable zoning law or regulation;

     (t)  Origination;  Payment Terms.  The Mortgage Loan was originated
          ---------------------------
by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority, or otherwise constitutes a "Qualified Mortgage Loan" as that term is defined in the Secondary Mortgage Market Enhancement Act of 1984, as amended. The Mortgage Note provides for accrual of interest on the basis of a 360-day year consisting of twelve 30-day months. The Mortgage
Note is payable each month in equal monthly installments of principal and interest;

     (u)  Customary Provisions.  The Mortgage contains customary and
          --------------------
enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the related Mortgaged Property pursuant to the proper procedures, the holder of such Mortgage Loan will be able to deliver good and merchantable title to the related Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would prevent the ultimate sale of the related Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

     (v)  Occupancy of the Mortgaged Property.  As of the date on which
          -----------------------------------
the Mortgage Loan was originated, the related Mortgaged Property was lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. Except as set forth on the Mortgage Loan Schedule, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) as the Mortgagor's primary residence;

     (w)  No Additional Collateral.  The Mortgage Note is not and has not
          ------------------------
been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

     (x)  Deeds of Trust.  In the event the Mortgage constitutes a deed of
          --------------
trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Company, or any assignee or transferee thereof, to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor:

     (y)  Delivery of Mortgage Documents.  The Mortgage Note, the
          ------------------------------
Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan by the Company as set forth in Exhibit C-1 attached hereto have been delivered, in accordance with Section 2.03 hereof, to the Purchaser (or its designee);

     (z)  Transfer of Mortgage Loans.  Each Assignment of Mortgage is in
          --------------------------
recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (aa)  Due on Sale.  Each Mortgage contains an enforceable provision
           -----------
(to the extent not prohibited by law) for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder;

     (bb)  No Buydown Provisions; No Graduated Payments or Contingent
           ----------------------------------------------------------
Interests.  The Mortgage Loan does not contain provisions pursuant to
- ---------
which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (cc)  Consolidation of Future Advances.  Any future advances made
           --------------------------------
prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (dd)  Mortgaged Property Undamaged.  There is no proceeding pending
           ----------------------------
or threatened for the total or partial condemnation of the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit). Such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

     (ee)  Collection Practices; Escrow Deposits. The origination and
           -------------------------------------
collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Company (or the Subservicer on behalf of the Company) and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. With respect to each Mortgage Loan that provides for Escrow Payments and where Escrow Payments have been collected, an escrow of funds is not prohibited by applicable law and has been established in accordance with Accepted Servicing Practices. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note;

     (ff)  Appraisal.  The Mortgage File contains an appraisal of the
           ---------
related Mortgage Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum qualifications of FNMA and FHLMC for appraisers, on a form approved by FNMA or FHLMC with such riders as have been approved by FNMA or FHLMC, as the case may be;

     (gg)  Soldiers' and Sailors' Relief Act.  The Mortgagor has not
           ---------------------------------
notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

     (hh)  No Construction Loans.  No Mortgage Loan was made in connection
           ---------------------
with facilitating the trade-in or exchange of a Mortgaged Property;

     (ii)  Adverse Conditions.  The Company knows of no condition or event
           ------------------
with respect to any Mortgage Loan which reasonably could cause it to expect that such Mortgage Loan shall become delinquent or that the value of such Mortgage Loan will otherwise be adversely affected;

     (jj) No Release.  No Mortgage Loan requires the Mortgagee to release
          ----------
any portion of the related Mortgaged Property from the lien of the Mortgage other than upon payment in full of the Mortgage Loan;

     (kk) Loan Origination.  The originator of the Mortgage Loan was in
          ----------------
compliance with any and all applicable "doing business" and licensing requirements in the jurisdiction in which the related Mortgaged Property (or, in the case of a Cooperative

Loan, the related cooperative unit) was located when such party originated such Mortgage Loan;

          (ll) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G of the Code and Treas. Reg. Section1.860G-2; and

     (mm) Condominiums/Planned Unit Developments.  If the Mortgaged
          --------------------------------------
Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project met FNMA or FHLMC eligibility requirements in effect as of the date of origination of the related Mortgage Loan or is located in a condominium or planned unit development project that has received FNMA project approval.

     Section 3.03.  Remedies for Breach of Representations and Warranties.



                    -----------------------------------------------------It
is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the subsequent sale of the Mortgage Loans by the Purchaser to the Depositor and by the Depositor to the Trustee, and the delivery of the Mortgage Loan Documents to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

     Within 90 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser, or which materially and adversely affects the interest of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to the Mortgage Loans, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall repurchase the affected Mortgage Loan at the Repurchase Price.

     In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option be repurchased by the Company at the Repurchase Price. However, if the breach shall involve a representation or warranty set forth in Section 3.02, the Company shall, within 90 days following the earlier of discovery by or notice to the Company of such breach, at its option and subject to Section 3.04, and provided that the Company has a Qualifying Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place one or more Qualifying Substitute Mortgage Loans, provided that no such substitution shall be made (i) after the two year period beginning on the Closing Date and (ii) unless the Purchaser has received an Opinion of Counsel (at the expense of the Company) that such substitution will not adversely affect the status of any REMIC established pursuant to the Trust Agreement as a REMIC or cause any such REMIC to be deemed to have engaged in a "prohibited transaction" under the REMIC Provisions. If the Company has no Qualifying Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.
     At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Purchaser relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify one or more Qualifying Substitute Mortgage Loans and amend the Mortgage Loan Schedule to reflect the addition of such Qualifying Substitute Mortgage Loan to this Agreement.
In connection with any such substitution, the Company shall be deemed to have made as to such Qualifying Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made, as to such Qualifying Substitute Mortgage Loan, as of the date of such substitution. The Company shall effect such substitution by delivering to the Purchaser for such Qualifying Substitute Mortgage Loan the documents required by the Trust Agreement, with the Mortgage Note endorsed as required by the Trust Agreement. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualifying Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualifying Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

     For any month in which the Company substitutes a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualifying Substitute Mortgage Loans as of the date of substitution is less than the aggregate Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

     It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to reimburse the Purchaser as provided in this
Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and
3.02 shall accrue as to any Mortgage Loan upon failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above.


                                  ARTICLE IV

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS
               ----------------------------------------------

     Section 4.01.  Company to Act as Servicer.  The Company, as an
                    --------------------------
independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

     Consistent with the terms of this Agreement, the Company may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Company shall not make any future advances to any obligor under any Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent) the Company shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 5.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

     In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement.

     The Mortgage Loans may be subserviced by the Subservicer in accordance with the servicing provisions of this Agreement on behalf of the Company, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicers imposed by FHLMC, or which would require notification to FNMA or FHLMC. The Company may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Company of the Subservicer shall not release the Company from any of its obligations hereunder and the Company shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of the Company. Any monies received by the Subservicer in respect of any Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. The Company shall pay all fees and expenses of the Subservicer from its own funds, and the Subservicer's fee shall not exceed the Servicing Fee.

          References in this Agreement to performance by the Company of its servicing responsibilities hereunder shall be deemed to include the Subservicer acting on behalf of the Company.

          At the cost and expense of the Company, without any right of reimbursement from the Custodial Account, the Company shall be entitled to terminate the rights and responsibilities of the Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements in the second preceding paragraph and approved by the Purchaser in writing (which approval shall not be unreasonably withheld), provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Company, at the Company's option, from electing to service the related Mortgage Loans itself. In the event that the Company's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.01, the Company shall at its own cost and expense terminate the rights and responsibilities of the Subservicer as soon as is reasonably possible.
The Company shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of the Subservicer from the Company's own funds without reimbursement from the Purchaser.

          The Company shall be entitled to enter into an agreement with the Subservicer for indemnification of the Company by the Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving the Subservicer shall be deemed to be between the Subservicer and

Company alone, and the Purchaser shall have no obligations, duties or liabilities with respect to the Subservicer including no obligation, duty or liability of Purchaser to pay the Subservicer's fees and expenses. For purposes of distributions and advances by the Company pursuant to this Agreement, the Company shall be deemed to have received a payment or other recovery in respect of a Mortgage Loan when the Subservicer has received such payment or recovery.

     Section 4.02.  Liquidation of Mortgage Loans.  In the event that any
                    -----------------------------
payment due under any Mortgage Loan and not deferred pursuant to Section
4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) is not inconsistent with any related Primary Mortgage Insurance Policy.

     Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by such hazardous or toxic substances or wastes identified as such pursuant to any local, state or federal environmental law, rule or regulation, or if the Purchaser otherwise requests an environmental inspection, an inspection of such Mortgaged Property shall be conducted by a qualified inspector. Upon completion of such inspection, the Company shall promptly provide the Purchaser with a written report of such environmental inspection.

     In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Company shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure, and the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

     Section 4.03.  Collection of Mortgage Loan Payments.  Continuously
                    ------------------------------------
from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the

Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 4.04.  Establishment of and Deposits to Custodial Account.
                    --------------------------------------------------
The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Chemical Bank, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2," or such other designation as the Purchaser may direct. The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be withdrawn on by the Company in accordance with Section 4.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company or an affiliate thereof, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company or an affiliate thereof. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

     Funds in a Custodial Account may be invested in Eligible Investments which shall mature not later than the earlier of the Business Day immediately preceding the next succeeding Remittance Date, and such Eligible Investments shall not be sold or disposed of prior to their maturity. All income and gain realized from any investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the related Custodial Account by the Company out of its own funds immediately as such loss is realized.

     The Company shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

        (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

       (ii) all payments on account of interest on the Mortgage Loans adjusted to the Remittance Rate;

      (iii) all Liquidation Proceeds;
       (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14) and
Section 4.11;

        (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property;

       (vi) any amount (without duplication) required to be deposited in the Custodial Account pursuant to Sections 4.01, 4.16, 5.03, 6.01 or 6.02;

      (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualifying Substitute Mortgage Loan pursuant to Section 3.03;

     (viii) with respect to each Principal Prepayment received during the immediately preceding Prepayment Period, an amount (to be paid by the Company out of its funds as provided in Section 6.03 hereof) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Remittance Rate, the aggregate of such payments by the Company for any month not to exceed the aggregate of the Company's Servicing Fees for such month;

       (ix) any amounts required to be deposited by the Company into the Custodial Account pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

        (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

     The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to
Section 4.05.

     Section 4.05.  Permitted Withdrawals From Custodial Account.  The
                    --------------------------------------------
Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

       (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

      (ii) to reimburse itself for Monthly Advances made pursuant to
Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, related Liquidation Proceeds or related Insurance Proceeds, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

     (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

      (iv) to reimburse itself for any Nonrecoverable Advance;

       (v) to pay itself investment earnings on funds deposited in the Custodial Account;

      (vi) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01 or Section 8.03;

     (vii) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property (including recordation expenses incurred in connection with a foreclosure proceeding and the reasonable costs of obtaining any Opinion of Counsel described in Section 4.16), it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

    (viii) to withdraw funds deposited in error in the Custodial Account;

      (ix) to withdraw, pursuant to Section 5.01, on each Remittance Date on which the Company is the Servicer hereunder, an amount equal to the Excess Strip Amount for the next succeeding Distribution Date (as reduced by any Net Prepayment Interest Shortfalls, if any, allocable thereto); and

       (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

     Section 4.06.  Establishment of and Deposits to Escrow Account.  The
                    -----------------------------------------------
Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Chemical Bank, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser.

     The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

     (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and the related Mortgage Notes; and

     (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property pursuant to Section 4.14.

     The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 4.07.  Permitted Withdrawals From Escrow Account.
                    -----------------------------------------
Withdrawals from the Escrow Account or Accounts may be made by the Company only:

       (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire, flood and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

      (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

     (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

      (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

       (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

      (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

     (vii) to withdraw funds deposited in error in the Escrow Account; and

     (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Section 4.08.  Payment of Taxes, Insurance and Other Charges.  With
                    ---------------------------------------------
respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of any ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of the Private Mortgage Insurance Policy premium and fire, flood and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall make a Servicing Advance from its own funds to effect such payment upon notice that payment of such amounts is due and unpaid.

     Section 4.09.  Protection of Accounts.  The Company may transfer the
                    ----------------------
Custodial Account or the Escrow Account to a different Qualified
Depository from time to time.

     Section 4.10.  Maintenance of Hazard Insurance.  The Company shall
                    -------------------------------
cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer that satisfies the requirements of FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) is located, in an amount that is at least equal to the corresponding amount required under the guidelines set forth in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or the FHLMC Sellers' and Servicers' Guide as of the date of origination of such Mortgage Loan.

     If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier that satisfies the requirements of FNMA or FHLMC in an amount representing coverage equal to the corresponding amount required under the guidelines set forth in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or the FHLMC Sellers' and

Servicers' Guide as of the date of origination of such Mortgage Loan.

     If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA or FHLMC requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

     In the event that the Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

     All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

     The Company shall not accept any such insurance policies from insurance companies unless such companies satisfy the requirements of FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

     Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with the terms of the related Mortgage Note, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

     Section 4.11.  Maintenance of Mortgage Impairment Insurance.  In the
                    --------------------------------------------
event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to
Section 4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

     Section 4.12.  Maintenance of Fidelity Bond and Errors and Omissions
                    -----------------------------------------------------
Insurance.  The Company shall maintain, at its own expense, a blanket
- ---------
Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Mortgage-Backed Securities Selling and Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide.
Upon the request of the Purchaser, the Company shall cause to be delivered to the

Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 4.13.  Inspections.  Prior to foreclosure, the Company shall
                    -----------
inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

     Section 4.14.  Restoration of Mortgaged Property.  The Company need
                    ---------------------------------
not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of the related Mortgage Note. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

       (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto:

      (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens:

     (iii) the Company shall verify that the Mortgage Loan is not in default; and

      (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

     If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 4.15.  Maintenance of Primary Mortgage Insurance; Claims.
                    -------------------------------------------------
With respect to each Mortgage Loan with a LTV at origination in excess of 80%, the Company shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy issued by a mortgage insurance company acceptable to FNMA or FHLMC, which policy shall insure that portion of the unpaid principal balance of such Mortgage Loan in excess of 75% of the value of the related Mortgaged Property.

     The Company shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such Primary Mortgage Insurance Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the Primary Mortgage Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and use its best efforts to obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

          In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any Primary Mortgage Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

     Section 4.16.  Title Management and Disposition of REO Property.  In
                    ------------------------------------------------
the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

     The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser

     The Company shall dispose of any REO Property as soon as possible and shall sell such REO Property in any event within two years after title has been taken to such REO Property, unless (i) the Purchaser shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Purchaser (at the Company's expense) or the Company shall have applied for, prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. If a period longer than two years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

     Notwithstanding any other provision of this Agreement, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes.

     The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

     The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to
be in the best interests of the Purchaser.   The proceeds of sale of the
REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

     The Company shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of each REO Property, including the cost of maintaining any hazard insurance pursuant to Section
4.10 and the fees of any managing agent of the Company or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses) shall be deposited in the Custodial Account pursuant to Section 4.04.

     Section 4.17.  Real Estate Owned Reports.  Together with the
                    -------------------------
statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 4.18.  Liquidation Reports.  Upon the foreclosure sale of any
                    -------------------
Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

     Section 4.19.  Reports of Foreclosures and Abandonments of Mortgaged
                    -----------------------------------------------------
Property.  Following the foreclosure sale or abandonment of any Mortgaged
- --------
Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.


                                  ARTICLE V

                            PAYMENTS TO PURCHASER
                           ---------------------

     Section 5.01.  Remittances.  On each Remittance Date the Company
                    -----------
shall remit by wire transfer of immediately available funds to the Purchaser the sum of (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05) and not remitted to the Purchaser on previous Remittance Dates, and (b) all amounts, if any, which the Company is obligated to deposit into the Custodial Account pursuant to Section 5.03, but not including (i) any amounts attributable to Principal Prepayments received after the immediately preceding Prepayment Period, (ii) any Liquidation Proceeds and Insurance Proceeds received after the immediately preceding Prepayment Period, (iii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period, and (iv) if the Company is the Servicer hereunder on such Remittance Date, an amount equal to the Excess Strip Amount (as reduced by any Net Prepayment Interest Shortfalls, if any, allocable thereto) for the next succeeding Distribution Date.

     With respect to any remittance received by the Purchaser after the second Business Day following the Remittance Date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, but in no event greater than maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

     Section 5.02.  Statements to Purchaser.  Not later than the
                    -----------------------
Remittance Date, the Company shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto, and an electronic tape, computer diskette or other electronic data transmission in a format agreed to by the Company and the Purchaser, containing the information set forth in Exhibit G hereto, as to the preceding remittance and the period ending on the preceding Determination Date.

     In addition, not more than 90 days after the end of each calendar year, the Company shall furnish to the Trustee an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

     Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Code as from time to are in force.

     The Company shall prepare and file any and all tax returns, information statements or other filings relating to the period of time prior to the sale of the Mortgage Loans by the Company to the Purchaser required to be delivered to any governmental taxing authority pursuant to any applicable law with respect to the Mortgage Loans. In addition, the Company shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax returns.

     Section 5.03.  Monthly Advances by Company.  On the Business Day
                    ---------------------------
immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, however, that the Company shall not be obligated to make any Monthly Advance to the extent that, in its reasonable judgement, the Company determines that such Monthly Advance will not be ultimately recoverable by it either out of late payments by the Mortgagor, Liquidation Proceeds, Insurance Proceeds or otherwise, such determination (and any determination by the Company that it had made a Nonrecoverable Advance) to be certified by the Company by delivery of an Officer's Certificate substantially in the form of Exhibit H hereto to the Purchaser on or prior to the Business Day preceding the related Remittance Date.


                                  ARTICLE VI

                         GENERAL SERVICING PROCEDURES
                        ----------------------------

     Section 6.01.  Transfers of Mortgaged Property.  The Company shall
                    -------------------------------
use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights will impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any.

     If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

     To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Company with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 6.02.  Satisfaction of Mortgages and Release of Mortgage
                    -------------------------------------------------
Files.  Upon the payment in full of any Mortgage Loan, or the receipt by
- -----
the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

     If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section
4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 6.03.  Servicing Compensation.  As compensation for its
                    ----------------------
services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans, subject to Section 4.04(viii), the amount of its Servicing Fee, less any amounts payable by the Company pursuant to Section 4.04(viii). The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period as to which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

     Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 6.04.  Annual Statement as to Compliance.  The Company shall
                    ---------------------------------
deliver to the Purchaser, on or before March 31 of each year beginning March 31, 1997, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied fully with the provisions of Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

     Section 6.05.  Annual Independent Public Accountants' Servicing
                    ------------------------------------------------
Report.  On or before March 31 of each year beginning
- ------

March 31, 1997, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has examined certain documents and records relating to the servicing by the Company of mortgage loans similar to the Mortgage Loans, and the Mortgage Loans, under agreements similar to this Agreement, and under this Agreement, and that such firm is of the opinion that the provisions of Article II and Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

     Section 6.06.  Right to Examine Company Records.  The Purchaser shall
                    --------------------------------
have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during normal business hours, upon reasonable advance notice. Any such examination or audit shall not be an expense of the Company.


                                 ARTICLE VII

                             COMPANY TO COOPERATE
                            --------------------

     Section 7.01.  Provision of Information.  During the term of this
                    ------------------------
Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

     The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 7.02.  Financial Statements; Servicing Facility. The Company
                    ----------------------------------------
shall furnish promptly to the Purchaser the Company's annual report for the most recently completed two fiscal years. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

     The Company also shall make available to the Purchaser or a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company.

                                 ARTICLE VIII

                                 THE COMPANY
                                -----------

     Section 8.01.  Indemnification; Third Party Claims.  The Company
                    -----------------------------------
shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain as a result of the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company (or, at the Company's option, the Company shall be reimbursed out of the Custodial Account as provided in Section 4.05) for all amounts advanced by it pursuant to the preceding sentence except when the claim results from the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

     Section 8.02.  Merger or Consolidation of the Company.  Except as set
                    --------------------------------------
forth in the following paragraph, the Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person, at the time of such merger or consolidation, shall be an institution (i) having a net worth of not less than $15,000,000, and (ii) which is a FNMA approved servicer in good standing.

     Section 8.03.  Limitation on Liability of Company and Others.
                    ---------------------------------------------
Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would, otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may cause it to incur any expense or liability, provided, however, that the Company may, with the consent of the Purchaser (which consent shall not be unreasonably withheld), undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action and any liability resulting therefrom (or, at the Company's option, the Company shall be reimbursed out of the Custodial Account as provided in
Section 4.05), other than any liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Company.

     Section 8.04.  Limitation on Resignation and Assignment by Company.
                    ---------------------------------------------------
The Purchaser has entered into this Agreement with the Company in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign its rights under this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof (to other than the Subservicer) for a period of two years following the Closing Date, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Purchaser, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the sole discretion of the Purchaser, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Company, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Purchaser a letter from each of the Rating Agencies to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In addition, the ability of the Company to assign its rights and delegate its duties under this Agreement to a successor servicer shall be subject to the following conditions:

          (i) Such successor servicer must be qualified to service loans for FNMA or FHLMC;

         (ii) Such successor servicer must have a net worth of not less than $15,000,000;

        (iii) Such successor servicer must execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement;

         (iv) There must be delivered to the Trustee a letter from each of the Rating Agencies to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates;

          (v) The Servicer shall, at its cost and expense, take such steps that may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Servicer shall timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Servicer shall transmit to any related insurer notification of such transfer of servicing;
(C) on or prior to the effective date of such transfer of servicing, the Servicer shall deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Servicer shall transfer to the successor servicer all funds held by the Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Servicer shall remit to the Purchaser the amount of any Monthly Advance made by the Servicer on any prior date out of amounts held in a Custodial Account for future distribution and not yet paid into such Custodial Account by the Servicer;

(F) the prior Servicer shall, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and the prior Servicer shall notify the successor servicer of the source and proper application of each such payment or recovery; (G) the prior Servicer shall, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.

     The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance reasonably acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 11.01.

     Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof (to other than the Subservicer) or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in
Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.


                                  ARTICLE IX

                                   DEFAULT
                                  -------

     Section 9.01.  Events of Default.  Each of the following shall
                    -----------------
constitute an Event of Default on the part of the Company:

       (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been received by the Company from the Purchaser; or

      (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

     (iii) failure by the Company to maintain any license required to do business in any jurisdiction where a Mortgaged Property is located, which failure continues for a period of time longer than is deemed reasonable under the circumstances by the Purchaser; or

      (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

       (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

      (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

     (vii) the Company and each of its affiliates cease to qualify as a FNMA seller/servicer, which failure continues for a period of time longer than is deemed reasonable under the circumstances by the Purchaser: or

     (viii) the Company attempts to assign its right to servicing compensation hereunder without satisfying the requirements of Section 8.04 or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets (other than in compliance with Section 8.04) or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof to other than the Subservicer in violation of Section 8.04.

     In each and every such case, so long as an Event of Default shall not have been remedied (within, if applicable, the period specified), in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may, taking into account, in the case of the Trustee, the best interests of Holders of Certificates, terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

     Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     Section 9.02.  Waiver of Defaults.  By a written notice, the
                    ------------------
Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE X

                                 TERMINATION
                                -----------

     Section 10.01. Termination.  This Agreement shall terminate upon
                    -----------
either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (ii) mutual consent of the Company and the Purchaser in writing; or (iii) upon exercise by the Company of its option to repurchase the Mortgage Loans and related property pursuant to
Section 11.13..


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS
                          ------------------------

     Section 11.01. Successor to Company.  Prior to termination of the
                    --------------------
Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01 or 10.01, the Purchaser shall (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 8.02 which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation (not to exceed the Servicing Fee) of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under
Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (i), (j), (k) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 9.01, 10.01 or
10.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

     The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account, REO Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

     Section 11.02. Amendment.  Capitalized terms used in this Section
                    ---------
11.02 but not defined in this Agreement shall have the meanings assigned to them in the Trust Agreement.

     (a) This Agreement may be amended from time to time by the Company and the Purchaser (i) to cure any ambiguity, (ii) to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions, with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions. No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, adversely affect the status of any REMIC created pursuant to the Trust Agreement, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder of any Certificates issued by the Trust. Prior to entering into any amendment pursuant to this paragraph, the Purchaser may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder of Certificates, if the Purchaser receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

     (b) This Agreement may also be amended from time to time by the Company and the Purchaser with the consent of the Holders of not less than 66-2/3% of the Aggregate Certificate Principal Amount of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or deleting any of the provisions of this Agreement or of modifying in any manner the rights of the Holders (except as such additions, changes, deletions or modifications may be permitted under Section 11.02(a) above); provided, however, that no such amendment shall be made unless the Purchaser receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of any REMIC created pursuant to the Trust Agreement as a REMIC or cause a tax to be imposed on any such REMIC.

     Section 11.03. GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES APPLIED IN SUCH STATE.

     Section 11.04. Duration of Agreement.  This Agreement shall continue
                    ---------------------
in existence and effect until terminated as herein provided, except that Sections 3.01, 3.02, 8.01 and 8.03 shall survive such termination. This Agreement shall remain in full force and effect notwithstanding transfers of the Mortgage Loans by the Purchaser or any subsequent transferee.

     Section 11.05. Notices.  All demands, notices and communications
                    -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows, or to such other address as either party (or its assignee or any subsequent assignee thereof, in the case of the Purchaser) may designate by notice to the other party:

      (i) if to the Company:

          Chemical Bank
          c/o Chase Manhattan Mortgage Corporation
          343 Thornall Street
          Edison, New Jersey  08837
          Attention: Structured Finance

          with a copy to:

          Chase Manhattan Mortgage Corporation
          200 Old Wilson Bridge Road
          Worthington, Ohio  43085
          Attention: Investor Relations

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

     (ii) if to the Purchaser:

          Lehman Capital, A Division of
          Lehman Brothers Holdings Inc.
          200 Vesey Street
          New York, New York 10285
          Attention:

          with a copy to:

          John Arnholz
          Brown & Wood
          815 Connecticut Avenue, N.W.
          Suite 701
          Washington, D.C.  20006

     Section 11.06. Severability of Provisions.  If any one or more of the
                    --------------------------
covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 11.07. Relationship of Parties.  Nothing herein contained
                    -----------------------
shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

     Section 11.08. Execution; Successors and Assigns.  This Agreement may
                    ---------------------------------
be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

     Section 11.09. Recordation of Assignments of Mortgage.  To the extent
                    --------------------------------------
permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of the Mortgaged Properties is situated, and in any appropriate public recording office or elsewhere, such recordation to be effected at the Purchaser's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

     Section 11.10. Assignment by Purchaser.  The Purchaser shall have the
                    -----------------------
right, without the consent of the Company, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans (other than any rights of the Purchaser under Section 11.12) to the Depositor, which in turn shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee shall succeed to all rights of the Purchaser under this Agreement. All references to the Purchaser in this Agreement (other than in Section 11.12) shall be deemed to include its assignee or designee and any subsequent assignee, specifically including the Trustee.

     Section 11.11. No Solicitation.  From and after the date of execution
                    ---------------
of this Agreement, the Company agrees that it will not take any action or permit or cause any action to be taken, to solicit any Mortgagor to refinance a Mortgage Loan, in full or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Company or any affiliate of the Company that are directed to segments of the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 11.11. This Section
11.11 shall not be deemed to preclude solicitation for any other financial products or services.

     Section 11.12. Reconstitution.  The Company understands and agrees
                    --------------
that it is the intent of the Purchaser to securitize the Mortgage Loans (i.e., to form a trust and to issue securities evidencing interests therein). The Company agrees to review and adhere to the terms of any agreements that may be required to facilitate such securitization, it being understood that any such agreements will not impose upon the Company any obligations more burdensome than those contained in this Agreement, and to provide and execute such certificates, legal opinions and other documents as may be necessary to facilitate such securitization.

     The Company shall not reveal to any party, without the written consent of Lehman Capital, the price paid to the Company by Lehman Capital for the Mortgage Loans, except to the extent that it is appropriate for the Company to reveal such information to its legal counsel, its auditors, and taxing authorities or other governmental authorities.

     The Company agrees that, not withstanding anything to the contrary in the Purchase Price and Terms Letter or in this Agreement, the provisions of section 3 of the Purchase Price and Terms Letter shall survive the execution of this Agreement and shall remain in effect until the closing of the securitization transaction referred to above.

     Section 11.13. Optional Repurchase.  On any Distribution Date (as
                    -------------------
defined in the Trust Agreement) after the date on which the aggregate Scheduled Principal Balance (as defined in the Trust Agreement) of the Mortgage Loans is less than 5% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date, the Company may, by notification to the Trustee, exercise its option to purchase all of the property of the Trust Fund (as defined in the Trust Agreement) for a price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Interest Rate with respect to each Mortgage Loan to the Due Date immediately preceding the date of such repurchase, and (ii) the fair market value of any REO Property and any other property held by the Trust Fund, such fair market value to be determined by an appraiser or appraisers mutually agreed upon by the Company and the Trustee. Any such repurchase shall be effected in strict compliance with the provisions of the Trust Agreement.

     If by the first Distribution Date in the calendar year immediately following the calendar year during which the Company first has the right to exercise its option to repurchase the Mortgage Loans and other property of the Trust Fund as described above the Company has failed to do so, the Depositor may effect such purchase on any subsequent Distribution Date.

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                              LEHMAN CAPITAL, A DIVISION OF
                              LEHMAN BROTHERS HOLDINGS INC.



                              By:  /s/ Michael J. O'Hanlon
                                 -----------------------------------------
                                 Name:  Michael J. O'Hanlon
                                 Title: Vice President


                              CHEMICAL BANK



                              By:  /s/ Robert J. Kent
                                 -----------------------------------------
                                 Name:   Robert J. Kent
                                 Title:  Authorized Representative

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )


     On the 21st day of May, 1996 before me, a Notary Public in and for said State, personally appeared Michael J. O'Hanlon, known to me to be Vice President of Lehman Capital, A Division of Lehman Brothers Holdings Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.




                               /s/ Maryann Bielfeld
                              --------------------------------------------
                              Notary Public

                              My Commission expires   10/21/97
                                                    ----------------------

STATE OF NEW JERSEY      )
                         )    ss.:
COUNTY OF MIDDLESEX      )


     On the 21st day of May, 1996 before me, a Notary Public in and for said State, personally appeared Robert J. Kent, known to me to be Vice President of Chemical Bank, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.




                               /s/ Margaret S. Wien
                              --------------------------------------------
                              Notary Public

                              My Commission expires    8/23/97
                                                    ----------------------

                                  EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                                  EXHIBIT B

                                  (Reserved)

                                 EXHIBIT C-1

                           MORTGAGE LOAN DOCUMENTS

     The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Purchaser or its designee pursuant to Section 2.03 of the Mortgage Loan Sale, Warranties and Servicing Agreement to which this Exhibit is annexed (the
"Agreement"):

     1. In the case of each Mortgage Loan other than the Mortgage Loans identified on Schedule I hereto, the original Mortgage Note endorsed without recourse in proper form as follows: "Pay to the order of Norwest Bank Minnesota, N.A., as Trustee under a Trust Agreement dated as of May 1, 1996, between Structured Asset Securities Corporation, as Depositor, and the Trustee relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2, without recourse" (in each case, with all necessary intervening endorsements as applicable); in the case of each Mortgage Loan identified on Schedule I hereto, a Lost Note Affidavit substantially in the form of Exhibit I;

     2. the original of any guarantee executed in connection with the Mortgage Note;

     3. In the case of each Mortgage Loan other than a Cooperative Loan, the original recorded Mortgage with evidence of recording indicated thereon. If, in connection with any Mortgage Loan, the Company cannot deliver the Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost, the Company shall deliver or cause to be delivered to the Trustee (or its custodian), in the case of a delay due to recording, a true copy of such Mortgage, pending delivery of the original thereof, together with an Officer's Certificate of the Company certifying that the copy of such Mortgage delivered to the Trustee (or its custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost (other than a Mortgage Loan identified on Schedule I hereto), a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel acceptable to the Trustee and the Company that an original recorded Mortgage is not required to enforce the Trustee's interest in the Mortgage Loan;

     In the case of a Cooperative Loan, the originals of the following documents or instruments:

               (a) The Cooperative Shares, together with a stock power in blank;

               (b) The original executed Security Agreement and the assignment of the Security Agreement endorsed in blank;

               (c) The original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank;

               (d) The original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank. If the Cooperative Loan was acquired by the Company in a merger, the assignment must be made by "Chemical Bank, successor by merger to (name of predecessor)." If the Cooperative Loan was acquired or originated by the Company while doing business under another name, the assignment must be by "Chemical Bank, formerly known as (previous name).";

               (e) The executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the Company's interest in the Cooperative Shares and the Proprietary Lease; and

               (f) Executed UCC-3 financing statements or copies thereof or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

     4. the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer's Certificate of the Company certifying that the copy of such assumption, modification or substitution agreement delivered to the Trustee (or its custodian) is a true copy and that the original of such agreement has been forwarded to the public recording office;

     5. the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "Chemical Bank, successor by merger to (name of predecessor)." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "Chemical Bank, formerly known as (previous name)." Subject to the foregoing, and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged Property is located, such assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county;

     6. if applicable, such original intervening assignments of the Mortgage, notice of transfer or equivalent instrument (each, an "Intervening Assignment"), as may be necessary to show a complete chain of title to the Mortgage from the originator to the Trustee, or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee that such original Intervening Assignment is not required to enforce the Trustee's interest in the Mortgage Loans;

     7. the original Primary Mortgage Insurance Policy or certificate, if private mortgage guaranty insurance is required pursuant to the Agreement;

     8. the original or duplicate mortgagee title insurance policy or attorney's opinion of title and abstract of title; and

     9. the original of any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage or as to any security agreement, chattel mortgage or their equivalent that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer's Certificate of the Company certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Trustee (or its custodian) is a true copy and that the original of such document has been forwarded to the public recording office.

                                 EXHIBIT C-2

                 REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT




                                        ----------------------
                                               (Date)


Norwest Bank Minnesota, N.A.
(Address)




     In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of May 1, 1996 between Structured Asset Securities Corporation, as Depositor, and you, as Trustee (the "Trust Agreement"), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

     Mortgagor's Name:

     Address:

     Loan No.:

     Reason for requesting file:

     1. Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

     2. Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Collection Account or the Certificate Account (whichever is applicable) pursuant to the Trust Agreement.)

     3. Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

     4. The Mortgage Loan is being foreclosed.

     5. Other. (Describe)

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.


                              CHEMICAL BANK



                              By:_______________________________
                                 Name:
                                 Title:

                                 EXHIBIT D-1

                       CUSTODIAL ACCOUNT CERTIFICATION


               ______________________, 1996

     Chemical Bank hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of May 1, 1996.

Title of Account:   Chemical Bank, in trust for Norwest Bank Minnesota,
N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2 (or such other designation as the Purchaser may direct).

Account Number:     _________________________

Address of office or branch
of the Company at
which Account is maintained:
                              --------------------------------------------


               -----------------------------------------------------------


               -----------------------------------------------------------


               -----------------------------------------------------------


                              CHEMICAL BANK



                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                                 EXHIBIT D-2
                      CUSTODIAL ACCOUNT LETTER AGREEMENT


                    _______________________, 1996

To:
     -------------------------


     -------------------------


     -------------------------
     (the "Depository")

     As the Company under the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of May 1, 1996 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "Chemical Bank, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2" (or such other designation as the Purchaser may direct). All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                              CHEMICAL BANK



                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ___________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                              --------------------------------------------
                                        Depository


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                                 EXHIBIT E-1

                         ESCROW ACCOUNT CERTIFICATION


                           __________________, 1996



     Chemical Bank hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of May 1, 1996.

Title of Account:   Chemical Bank, in trust for Norwest Bank Minnesota,
N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2 (or such other designation as the Purchaser may direct).

Account Number:
                    -------------------------

Address of office or branch
of the Company at
which Account is maintained:
                              -----------------------------------


               --------------------------------------------------


               --------------------------------------------------


               --------------------------------------------------


                              CHEMICAL BANK



                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                                 EXHIBIT E-2

                       ESCROW ACCOUNT LETTER AGREEMENT

                    ______________________, 1996


To:
     -------------------------


     -------------------------


     -------------------------
     (the "Depository")

     As Company under the Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of May 1, 1996 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to
Section 4.07 of the Agreement, to be designated as "Chemical Bank, in trust for Norwest Bank Minnesota, N.A., as Trustee, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-2," or such other designation as the Purchaser may direct. All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.
This letter is submitted to you in duplicate. Please execute and return one original to us.

                              CHEMICAL BANK


                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                              Date:
                                   ---------------------------------------

     The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number _____________________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                              --------------------------------------------
                                        Depository

                              By:
                                 -----------------------------------------
                                 Name:
                                 Title:

                              Date:
                                   ---------------------------------------

                                  EXHIBIT F

                          MONTHLY REMITTANCE ADVICE

                                  EXHIBIT G

                     MONTHLY ELECTRONIC DATA TRANSMISSION

                                  EXHIBIT H

                        FORM OF OFFICER'S CERTIFICATE
                         FOR NONRECOVERABLE ADVANCES



                                                     ________________________
                                                               (date)



Norwest Bank Minnesota, N.A.
(Address)



     Re: Mortgage Loan Sale, Warranties and Servicing Agreement, dated as of May 1, 1996 (the "Agreement")

Ladies and Gentlemen:

     In accordance with the provisions of Section 5.03 of the above-referenced Agreement, the undersigned hereby certifies that it has determined, with regard to the Mortgage Loan(s) identified below, that (future advances would) (Monthly Advances previously made in the amount of $____________ will) not be ultimately recoverable.



____________________________________    _________________________
Mortgagor                               Identifying Number


____________________________________    _________________________
Mortgagor                               Identifying Number


____________________________________    _________________________
Mortgagor                               Identifying Number


                              CHEMICAL BANK



                              By:________________________________
                                 Name:
                                 Title:

                                  EXHIBIT I

                  FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT



State of                           )
         ----------------
                                   )    ss.
County of                          )
          ---------------


          Chemical Bank (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

          1. Pursuant to a Mortgage Loan Sale, Warranties and Servicing Agreement dated as of May 1, 1996 (the "Sale and Servicing Agreement") between the Company, as seller, and Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), the Company has assigned all of its right, title and interest in and to the Mortgage Loan identified below to Lehman Capital.

                    Loan Number: ______________________
                    Maker:_____________________________
                    Original Principal
                    Balance:___________________________
                    Maturity Date:_____________________

          2. Pursuant to a Sale and Assignment Agreement dated as of May 1, 1996 between Lehman Capital, as seller, and Structured Asset Securities Corporation (the "Depositor"), Lehman Capital has assigned all of its right, title and interest in and to such Mortgage Loan to the Depositor. Pursuant to a Trust Agreement dated as of May 1, 1996 (the "Trust Agreement") between the Depositor and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), the Depositor has assigned all of its right, title and interest in and to such Mortgage Loan to the Trustee.

          3. The Company has provided to the Trustee certain representations and warranties in Section 3.02 of the Agreement as to, among other matters, the ownership, assignment and enforceability of such Mortgage Loan and the related promissory notes or other instruments evidencing such Mortgage Loan.

          4. Such Mortgage Loan is evidenced by a promissory note, executed by its maker as indicated above (the "Mortgage Note").

          5. Immediately prior to the assignment by the Company of its interests in such Mortgage Loan to Lehman Capital, the Company was the current holder of the indebtedness evidenced by the Mortgage Note. The indebtedness evidenced by the Mortgage Note has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than Lehman Capital pursuant to the Sale and Servicing Agreement) any interest in the indebtedness evidenced by the Mortgage Note.

          6. After diligent search, the Company has been unable to locate the Mortgage Note and believes it to be lost. A true and correct photocopy of the Mortgage Note is attached hereto as Exhibit A.

          7. If at any time the Company locates the Mortgage Note, it shall endorse such Mortgage Note for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note, as endorsed, to the Trustee.

          8. In the event that the unavailability of the Mortgage Note to the Trustee results in a breach of any representation or warranty of the Company set forth in the Sale and Servicing Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Sale and Servicing Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund (as defined in the Trust Agreement) from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from the gross negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.

          This affidavit is given in connection with the Company's execution of the Sale and Servicing Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.


                              CHEMICAL BANK



                              By:________________________________
                                 Name:
                                 Title:


Sworn to before me this
____ day of May, 1996




______________________________
Notary Public

                                  EXHIBIT J

             CERTIFICATE REGARDING REPRESENTATIONS AND WARRANTIES








                                May (  ), 1996





     Chemical Bank (the "Company") does hereby confirm that the representations and warranties contained in Sections 3.01 and 3.02 of the Mortgage Loan Sale, Warranties and Servicing Agreement dated as of May 1, 1996 between the Company and Lehman Capital, A Division of Lehman Brothers Holdings Inc., are true and correct as of the date hereof.

                              CHEMICAL BANK



                              By:________________________________
                                 Name:
                                 Title:

                                  SCHEDULE I

                            SCHEDULE OF LOST NOTES



                                      5